  Exhibit 10.31
  Amendment to $17,500,000 Convertible Promissory Note effective May 1, 2009.

AMENDMENT TO
CONVERTIBLE PROMISSORY NOTE
BETWEEN WAYTRONX, INC, AND
IED, INC.

WHEREAS the Parties hereto, WAYTRONX, INC. ("WAYTRONX") and IED, INC. ("IED") the registered assign for CUI, INC. entered into a Convertible Promissory Note on May 15, 2008 ("the Note");

WHEREAS under the terms of the Note, IED was to receive 70,000,000 shares of WAYTRONX Common Stock at a proposed strike of $0.25 equating to a total value of $17,500,000.00;

WHEREAS since the date of the Note, WAYTRONX Common Stock has traded at prices significantly below the proposed $0.25 strike price;

WHEREAS the Parties wish to amend the Note to reflect the actual common stock price and, thereby, reduce the total value of the Note without effecting the total number of shares received by IED;

THE PARTIES therefore agree as follows:

1. This Amendment is entered into pursuant to Paragraph No. 9(b) *Amendment and Waiver* of the Note and shall be effective on May 1, 2009.
2. This Amendment modifies ***only*** Paragraph Nos. 5(a)(i)(ii) *Conversion* and ***only*** to the extent specifically set forth herein and does not in anyway effect the force and effect of other provisions within the Note.
3. Upon full execution of this Amendment, the conversion strike price will be reduced from $0.25 to $0.07, which is the trailing ten (10) day average as of the date of execution, April 24, 2009.
4. As a result of this reduction, the total amount of the Note will be reduced from $17,500,000.00 to $4,900,000.00.
5. It is hereby further agreed that the interest described in Paragraph Nos. 3 & 3(a) shall be accrued by WAYTRONX based on the new value of the Note, following the effective date of this Amendment.
6. The Note shall become due, payable, and convertible at the discretion of the Company, upon payment by the Company of the separate, $14,000,000.00 Note signed contemporaneously with the Note described herein.

SIGNATURE PAGE FOLLOWS

This document consists of two (2) pages [including signature page].

AGREED TO AND ACCEPTED:

IED, INC.

By: James McKenzie

Title: Managing Director

WAYTRONX, INC.

By: William J. Clough

Title: President & CEO